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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 21, 1997

                                                     MEDAPHIS CORPORATION
                                  (Exact name of registrant as specified in its charter)
            DELAWARE                                             000-19480                                  58-1651222

(State or other jurisdiction of incorporation)            (Commission File Number)             (IRS Employer Identification Number)



2700 CUMBERLAND PARKWAY
SUITE 300
ATLANTA, GEORGIA                                                    30339
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:         (770) 444-5300



                                NOT APPLICABLE

         (Former Name or Former Address, if Changed Since Last Report)

                       Exhibit Index Located on Page: 4
                           Total Number of Pages: 5

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ITEM 5.  OTHER EVENTS

         On May 21, 1997, Medaphis Corporation issued the press release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.

99.1     Text of Press Release of Medaphis Corporation, dated May 21, 1997.





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    May 21, 1997


                               MEDAPHIS CORPORATION



                               By: /s/ DAVID E. MCDOWELL
                                   ---------------------
                                   David E. McDowell
                                   Chairman and Chief Executive Officer





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                                     INDEX


99.1        Text of Press Release of Medaphis Corporation, dated May 21, 1997.





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